Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S 8 (No. 333-120654 ) filed November 22, 2004 and Form S-8 (No. 333- 110712) filed on November 24, 2003 of Wolseley plc of our report dated November 29, 2006 relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in this Annual Report on Form 20-F.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
London, United Kingdom
November 29, 2006